Long Term Investment (Tables)	6 Months Ended
Jun. 30, 2023
Long Term Investment [Abstract]
Schedule of Long Term Investment
	Equity investments accounted for using the equity method(ii)	Cost method investments without readily determinable fair value(i)	Total
Balance as of January 1, 2023	$11,120,935	$19,643,260	$30,764,195
Share of gain in equity method investee	70,947	-	70,947
Decrease due to acquired	(11,191,882)	(8,305,222)	(19,497,104)
Foreign currency translation adjustments	-	(111,304)	(111,304)
Balance as of June 30, 2023	$-	$11,226,734	$11,226,734
(i)

During the year ended December 31, 2022, the Company invested $434,960 (RMB3.0 million) cash and issued 5,756,481 shares (split-adjusted 23,985, equivalent to $1,844,377) for 5.0% equity interest in Shenzhen Chenbao Information service Co., Ltd. (“Chenbao”) in which the Company does not have significant influence and such investment does not have readily determinable fair values.

On January 20, 2022, the Company invested issued 17,138,305 shares (split-adjusted 71,410, equivalent to $8,305,222) for 19.99% equity interest in SamartConn CO., Limited (“SamartConn”) in which the Company does not have significant influence and such investment does not have readily determinable fair values. On January 18, 2023, the Company purchased additional 31% equity of Smartconn (See note 4).

On November 1, 2022, the Company invested issued 55,506,750 shares (split-adjusted 231,278, equivalent to $9,058,701) for 19% equity interest in DTI Group Limited (“DTI”) in which the Company does not have significant influence and such investment does not have readily determinable fair values. On March 24, 2023, the Company entered into an equity transfer agreement with a shareholder of DTI which the Company agrees to prepay 167,592,318 (split-adjusted 698,301 shares, equivalent to $15,906,186) to purchase 32% equity of DTI.

On January 1, 2022, the Company gained 5% equity interest in Guangzhou Xingsheng Information Technology Limited for $0 consideration, in which the Company does not have significant influence and such investment does not have readily determinable fair values.

(ii)

On June 28, 2022, the Company invested issued 19,942,553 shares (split-adjusted 83,094, equivalent to $6,674,772) for 15% equity interest in Boxinrui International Holdings Limited (“Boxinrui”) in which the Company does not have significant influence and such investment do not have readily determinable fair values. On December 28, 2022, the Company further issued 55,300,530 shares (split-adjusted 230,419, equivalent to $4,446,163) for 20% equity interest in Boxinrui International Holdings Limited. As a result, the Company considers it has significant influence on this investment based on its voting power. During the six months ended June 30, 2023, the Company recorded shares of gain of $70,947.

On March 28, 2023, the Company entered into an equity transfer agreement with fifteen individual shareholders of Boxinrui, pursuant to which the Company agreed to further acquire 65% equity interest in Boxinrui (See note 4).